                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26
                DIVIDEND REINVESTMENT PLAN      30

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      32
    TRUST OFFICERS AND IMPORTANT ADDRESSES      33

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VIM
-----------------------------------------------------------------------
Six-month total return based on market price(1)               1.75%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        2.96%
-----------------------------------------------------------------------
Distribution rate as a % of closing stock price(3)            6.95%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
stock price(4)                                               10.86%
-----------------------------------------------------------------------
Net asset value                                              $15.30
-----------------------------------------------------------------------
Closing stock price                                         $14.250
-----------------------------------------------------------------------
Six-month high common stock price (11/05/99)               $15.1875
-----------------------------------------------------------------------
Six-month low common stock price (12/30/99)                $13.5625
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                           3.990%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                           4.200%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market of conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  100%

                                    [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  100%
                                    [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                           0.0825
12/99                                                                           0.0825
1/00                                                                            0.0825
2/00                                                                            0.0825
3/00                                                                            0.0825
4/00                                                                            0.0825

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Airport                                                                    19.30                              20.30
Retail Electric/Gas/Telephone                                              13.50                              12.50
Single-Family Housing                                                      10.20                              11.30
Multi-Family Housing                                                        9.20                              10.40
Transportation                                                              9.00                              10.20

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1992 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/92                                                                      14.9000                            14.9000
                                                                          14.8500                            14.5000
                                                                          15.6700                            15.0000
                                                                          15.9900                            15.2500
12/92                                                                     15.9500                            14.8750
                                                                          17.0500                            16.1250
                                                                          17.6000                            16.2500
                                                                          18.2400                            17.0000
12/93                                                                     17.9800                            16.5000
                                                                          16.1500                            15.2500
                                                                          15.8700                            15.3750
                                                                          15.4400                            14.7500
12/94                                                                     14.8300                            13.2500
                                                                          16.0600                            15.1250
                                                                          16.2800                            15.7500
                                                                          16.4800                            15.7500
12/95                                                                     17.1400                            16.0000
                                                                          16.4000                            16.0000
                                                                          16.1800                            16.2500
                                                                          16.5200                            16.2500
12/96                                                                     16.5500                            16.2500
                                                                          16.1900                            16.0000
                                                                          16.6000                            16.6875
                                                                          17.0000                            17.1250
12/97                                                                     17.1600                            17.1875
                                                                          17.1200                            16.6250
                                                                          17.1100                            16.9370
                                                                          17.5600                            17.5620
12/98                                                                     17.1800                            17.5625
                                                                          17.0200                            17.3750
                                                                          16.2300                            16.3750
                                                                          15.7100                            15.1250
12/99                                                                     15.1300                            13.6875
                                                                          15.5300                            14.0000
4/00                                                                      15.3000                            14.2500

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN TRUST FOR INSURED MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE JOSEPH PIRARO, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1992 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds for the Trust. These were securities that were issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some priced as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 5.75 to 6.00 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium, presenting us with an opportunity to capture some solid gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while their demand--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, the deeply discounted bonds enabled us to purchase more par value per dollar invested.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another, although we did maintain significant concentrations in the airport, retail electric/gas/telephone, and housing sectors, each of which represented more than 9 percent of the portfolio's long-term investments. The housing sector was the best-performing sector of the municipal market last year, and is holding up well this year. Though housing bonds typically underperform the market during a rally, they can provide a degree of resiliency in down markets.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. As always, we invested the Trust's assets selectively, looking for solid names, sector opportunities, or attractive price to coupon situations. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 1.75 percent based on market price. At the same time, the Trust's market price decreased from $14.5000 per share on October 31, 1999, to $14.2500 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    The Trust's dividend remained unchanged at $0.0825 per share throughout the reporting period. This monthly tax-exempt dividend translates to a distribution rate of 6.95 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.86 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year.

Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                    MARKET
 (000)                  DESCRIPTION                COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  100.2%
          ALABAMA  1.4%
$1,500    Birmingham, AL Arpt Auth Arpt Rev Rfdg
          (AMBAC Insd)............................ 5.375%   07/01/20   $  1,378,695
 2,000    Huntsville, AL Pub Bldg Auth Lease Rev
          Muni Justice & Pub Safety Cent Ser A
          (MBIA Insd)............................. 5.900    10/01/16      2,030,960
                                                                       ------------
                                                                          3,409,655
                                                                       ------------
          ARIZONA  1.5%
 1,500    Arizona Hlth Fac Auth Hosp Sys Rev
          Phoenix Baptist Hosp & Med Rfdg (MBIA
          Insd)................................... 6.250    09/01/11      1,571,160
 1,980    Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson Ser A
          Rfdg (FSA Insd)......................... 7.250    07/15/10      2,098,899
                                                                       ------------
                                                                          3,670,059
                                                                       ------------
          CALIFORNIA  6.7%
 2,000    California Edl Facs Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd).......   *      10/01/25        401,080
 4,135    California Hsg Fin Agy Rev Home Mtg Ser
          B (MBIA Insd) (b)....................... 6.100    02/01/28      4,151,209
 2,500    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev Pacific Gas & Elec Ser B (FSA
          Insd)................................... 6.350    06/01/09      2,627,425
 1,000    California Pollutn Ctl Fing Auth Pollutn
          Ctl Rev Southn CA Edison Co Ser B (MBIA
          Insd) (a)............................... 5.450    09/01/29        947,480
 2,000    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)........   *      09/01/29        317,220
    20    Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)................................... 6.250    08/01/10         21,113

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                    MARKET
 (000)                  DESCRIPTION                COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,515    Redlands, CA Redev Agy Tax Alloc Redev
          Proj Ser A Rfdg (MBIA Insd)............. 4.750%   08/01/21   $  2,146,653
 1,000    Sacramento, CA Ctfs Partn Pub Fac Proj
          Rfdg (AMBAC Insd)....................... 4.750    10/01/27        830,230
 2,000    San Diego, CA Uni Sch Dist Cap Apprec
          Ser A (FGIC Insd).......................   *      07/01/17        744,780
 9,000    San Jose, CA Single Family Mtg Rev Ser A
          Cap Apprec (GEMIC Mtg Collateralized)...   *      04/01/16      3,663,180
 1,000    Santa-Monica Malibu Uni Sch Dist CA Cap
          Apprec (FGIC Insd)......................   *      08/01/23        249,160
                                                                       ------------
                                                                         16,099,530
                                                                       ------------
          COLORADO  0.8%
 1,855    Greeley, CO Multi-Family Rev Hsg Mtg
          Creek Stone (FHA Gtd)................... 5.950    07/01/28      1,798,200
                                                                       ------------

          FLORIDA  2.6%
 1,000    Miami-Dade Cnty, FL Professional Sports
          Franchise Fac Tax Rfdg (MBIA Insd)...... 4.750    10/01/30        824,300
 1,045    Orange Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser A (GNMA
          Collateralized)......................... 6.200    10/01/16      1,053,381
 2,000    Pasco Cnty, FL Solid Waste Disp & Res
          Recovery Sys Rev (AMBAC Insd)........... 6.000    04/01/11      2,092,080
 1,270    Pinellas Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev (GNMA Collateralized).... 6.000    09/01/18      1,261,504
   980    Pinellas Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev (GNMA Collateralized).... 6.100    09/01/29        968,034
                                                                       ------------
                                                                          6,199,299
                                                                       ------------
          GEORGIA  1.4%
 1,860    George L Smith II GA Wrld Congress Cent
          Auth Rev Domed Stadium Proj Rfdg (MBIA
          Insd)................................... 6.000    07/01/10      1,942,621
 1,500    George L Smith II GA Wrld Congress Cent
          Auth Rev Domed Stadium Proj Rfdg (MBIA
          Insd)................................... 5.500    07/01/20      1,416,975
                                                                       ------------
                                                                          3,359,596
                                                                       ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                    MARKET
 (000)                  DESCRIPTION                COUPON   MATURITY      VALUE
          HAWAII  4.3%
$1,450    Hawaii St Dept Budget & Fin Spl Purp Mtg
          Rev Hawaiian Elec Co & Subsidiaries
          (MBIA Insd)............................. 6.550%   12/01/22   $  1,481,494
 3,500    Hawaii St Dept Budget & Fin Spl Purp Mtg
          Rev Hawaiian Elec Co Proj Ser B (MBIA
          Insd)................................... 7.600    07/01/20      3,585,505
 2,000    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser C (AMBAC
          Insd)................................... 6.200    11/01/29      2,015,180
 1,250    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Ser D Rfdg (AMBAC
          Insd)................................... 6.150    01/01/20      1,260,112
 2,100    Honolulu, HI City & Cnty Ser D (FGIC
          Insd)................................... 4.850    02/01/10      1,963,584
                                                                       ------------
                                                                         10,305,875
                                                                       ------------
          ILLINOIS  10.0%
 2,000    Bolingbrook, IL Cap Apprec Ser B........   *      01/01/32        271,900
 3,000    Chicago, IL Brd Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd).........................   *      12/01/26        582,450
 5,000    Chicago, IL Cap Apprec City Colleges
          (FGIC Insd).............................   *      01/01/28        925,250
 2,000    Chicago, IL Cap Apprec City Colleges
          (FGIC Insd).............................   *      01/01/29        347,260
 2,000    Chicago, IL Cap Apprec City Colleges
          (FGIC Insd).............................   *      01/01/30        326,680
 9,050    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          Intl Terminal (MBIA Insd)............... 6.750    01/01/18      9,410,190
   955    Chicago, IL Residential Mtg Rev Cap
          Apprec Ser B Rfdg (MBIA Insd)...........   *      10/01/09        502,053
 1,000    Cook Cnty, IL Cap Impt Ser A (FGIC
          Insd) (a)............................... 5.000    11/15/28        852,800
 3,000    Onterie Cent Hsg Fin Corp IL Mtg Rev
          Onterie Cent Proj Ser A Rfdg (MBIA
          Insd)................................... 7.000    07/01/12      3,114,600
 6,150    Onterie Cent Hsg Fin Corp IL Mtg Rev
          Onterie Cent Proj Ser A Rfdg (MBIA
          Insd)................................... 7.050    07/01/27      6,393,663
 5,000    Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd)...................................   *      10/01/21      1,293,900
                                                                       ------------
                                                                         24,020,746
                                                                       ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                    MARKET
 (000)                  DESCRIPTION                COUPON   MATURITY      VALUE
          INDIANA  1.1%
$2,750    Indianapolis, IN Loc Pub Impt Ser E
          (AMBAC Insd)............................ 5.750%   02/01/29   $  2,661,532
                                                                       ------------

          IOWA  0.8%
 2,000    Iowa Fin Auth Private College Rev Drake
          Univ Proj Rfdg (MBIA Insd).............. 5.400    12/01/21      1,852,720
                                                                       ------------

          KANSAS  1.8%
 2,500    Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd)........... 7.000    06/01/31      2,600,625
   690    Olathe Labette Cnty, KS Single Family
          Mtg Rev Coll Ser A-I Rfdg (GNMA
          Collateralized)......................... 8.100    08/01/23        742,399
 1,000    Sedgwick Cnty, KS Uni Sch Dist No 267 &
          Sch Impt Rfdg (AMBAC Insd).............. 5.000    11/01/19        895,980
                                                                       ------------
                                                                          4,239,004
                                                                       ------------
          LOUISIANA  2.6%
 3,145    Calcasieu Parish, LA Mem Hosp Svc Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser
          A (Connie Lee Insd)..................... 6.650    12/01/21      3,304,011
 1,000    Louisiana Hsg Fin Agy Mtg Rev Coll Mtg
          Malta Square Proj (GNMA
          Collateralized)......................... 6.450    09/01/27      1,029,540
    25    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)......... 6.600    01/01/04         25,923
   350    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)......... 6.700    01/01/05        363,132
   235    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)......... 6.800    01/01/06        243,935
   505    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)......... 6.850    01/01/09        523,367
 1,000    New Orleans, LA Rfdg (FGIC Insd)........ 4.750    12/01/26        818,330
                                                                       ------------
                                                                          6,308,238
                                                                       ------------
          MARYLAND  0.6%
 1,350    Prince Georges Cnty, MD Hsg Auth Mtg Rev
          Riverview Terrace Ser A Rfdg (GNMA
          Collateralized)......................... 6.400    12/20/10      1,397,021
                                                                       ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                    MARKET
 (000)                  DESCRIPTION                COUPON   MATURITY      VALUE
          MASSACHUSETTS  1.6%
$3,570    Massachusetts Edl Ln Auth Rev Edl Ln Rev
          Muni Forwards Issue E Ser A (AMBAC
          Insd)................................... 7.000%   01/01/10   $  3,706,874
                                                                       ------------

          MICHIGAN  10.4%
 1,000    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Dev Area No 1 Proj Ser A
          Rfdg (MBIA Insd)........................ 4.750    07/01/25        830,160
 5,510    Detroit, MI Econ Dev Corp Res Recovery
          Rev Ser A (FSA Insd).................... 6.875    05/01/09      5,717,782
 1,000    Monroe Cnty, MI Econ Dev Corp Ltd Oblig
          Rev Coll Detroit Edison Co Ser AA Rfdg
          (FGIC Insd)............................. 6.950    09/01/22      1,141,120
 3,500    Monroe Cnty, MI Pollutn Ctl Rev Coll
          Detroit Edison Monroe Ser 1 (MBIA
          Insd)................................... 6.875    09/01/22      3,684,275
16,000    Wayne Charter Cnty, MI Arpt Rev Detroit
          Metropolitan Wayne Cnty Ser A (MBIA
          Insd)................................... 5.000    12/01/28     13,414,720
                                                                       ------------
                                                                         24,788,057
                                                                       ------------
          MISSISSIPPI  2.3%
   985    Mississippi Home Corp Single Family Rev
          Mtg Access Pgm Ser C (GNMA
          Collateralized)......................... 8.125    12/01/24      1,057,004
   990    Mississippi Home Corp Single Family Rev
          Mtg Access Pgm Ser D (GNMA
          Collateralized)......................... 8.100    12/01/24      1,063,339
   831    Mississippi Home Corp Single Family Rev
          Mtg Access Pgm Ser E (GNMA
          Collateralized)......................... 8.100    12/01/25        890,998
 2,500    Mississippi Hosp Equip & Fac Auth Rev
          Rush Med Fndtn Proj (Connie Lee Insd)... 6.700    01/01/18      2,599,525
                                                                       ------------
                                                                          5,610,866
                                                                       ------------
          MISSOURI  0.9%
 1,000    Missouri St Hsg Dev Comm Multi-Family
          Hsg Brookstone Ser A (FSA Insd)......... 6.000    12/01/16        992,680
 1,095    Missouri St Hsg Dev Comm Multi-Family
          Hsg Truman Farm Ser A (FSA Insd)........ 5.750    10/01/11      1,093,128
                                                                       ------------
                                                                          2,085,808
                                                                       ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                    MARKET
 (000)                  DESCRIPTION                COUPON   MATURITY      VALUE
          NEBRASKA  1.6%
$1,305    Nebraska Invt Fin Auth Multi-Family Rev
          Hsg Cambury Hills Apts Pgm (FSA Insd)... 5.700%   10/01/12   $  1,288,949
 1,100    Nebraska Invt Fin Auth Multi-Family Rev
          Hsg Summit Club Apts Proj (FSA Insd).... 5.700    10/01/12      1,086,470
 1,450    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA
          Collateralized) (c)..................... 8.857    09/15/24      1,513,437
                                                                       ------------
                                                                          3,888,856
                                                                       ------------
          NEVADA  3.9%
 9,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser A (FGIC Insd).................. 6.700    06/01/22      9,351,540
                                                                       ------------

          NEW JERSEY  0.8%
 1,000    New Jersey Hlthcare Facs Fin Auth Rev St
          Barnabas Hlth Ser C Rfdg (MBIA
          Insd) (a)............................... 5.000    07/01/09        980,670
 1,000    New Jersey Hlthcare Facs Fin Auth Rev St
          Barnabas Hlth Ser C Rfdg (MBIA
          Insd) (a)............................... 5.000    07/01/10        972,280
                                                                       ------------
                                                                          1,952,950
                                                                       ------------
          NEW MEXICO  2.2%
 1,900    Albuquerque, NM Arpt Rev Ser A (AMBAC
          Insd)................................... 6.600    07/01/16      2,000,852
 2,070    New Mexico Edl Assistance Fndtn Student
          Ln Rev Ser A (AMBAC Insd)............... 6.850    04/01/05      2,155,739
   990    New Mexico Mtg Fin Auth Amt Single
          Family Mtg Pgm A2 (GNMA
          Collateralized)......................... 6.050    07/01/16        978,843
                                                                       ------------
                                                                          5,135,434
                                                                       ------------
          NEW YORK  5.1%
 3,000    New York, NY City Muni Wtr Fin Auth Wtr
          & Sew Sys Rev Cap Apprec Ser B (FSA
          Insd)...................................   *      06/15/13      1,435,170
 5,000    New York St Dorm Auth Rev Insd NY Univ
          Ser A (AMBAC Insd) (a).................. 5.500    07/01/11      5,026,050
 1,000    New York, NY City Muni Wtr Fin Auth Wtr
          & Swr Sys Rev Ser A (FGIC Insd)......... 4.750    06/15/31        813,890
 5,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
          JFK Intl Arpt Terminal 6 (MBIA Insd).... 5.750    12/01/25      4,846,750
                                                                       ------------
                                                                         12,121,860
                                                                       ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                    MARKET
 (000)                  DESCRIPTION                COUPON   MATURITY      VALUE
          NORTH CAROLINA  0.8%
$2,225    New Hanover Cnty, NC Hosp Rev New
          Hanover Regl Med Ctr Proj (AMBAC
          Insd)................................... 4.750%   10/01/23   $  1,846,950
                                                                       ------------

          OHIO  1.7%
 2,500    Cuyahoga Falls, OH Ser 1 (FGIC Insd).... 5.250    12/01/17      2,385,275
 1,720    Ohio Hsg Fin Agy Mtg Rev Residential Ser
          A1 (GNMA Collateralized)................ 6.150    03/01/29      1,717,523
                                                                       ------------
                                                                          4,102,798
                                                                       ------------
          PENNSYLVANIA  8.0%
 2,000    Allegheny Cnty, PA Arpt Auth Pittsburgh
          Intl Arpt Rfdg (FGIC Insd).............. 5.625    01/01/10      2,025,120
 7,500    Allegheny Cnty, PA Arpt Rev Gtr
          Pittsburgh Intl Arpt Ser A (FGIC
          Insd) (b)............................... 6.800    01/01/10      7,809,825
 4,000    Allegheny Cnty, PA Arpt Rev Gtr
          Pittsburgh Intl Arpt Ser B (FSA Insd)... 6.625    01/01/22      4,082,240
 2,000    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd)................................... 5.625    08/15/26      1,948,940
 1,330    Allegheny Cnty, PA Residential Fin Auth
          Mtg Rev Single Family (GNMA
          Collateralized)......................... 7.100    05/01/24      1,361,268
 1,950    Sayre, PA Hlthcare Fac Auth Rev Hosp VHA
          PA/VHA East Fin Pgm B (AMBAC Insd)...... 6.375    07/01/22      1,978,607
                                                                       ------------
                                                                         19,206,000
                                                                       ------------
          RHODE ISLAND  0.7%
 1,500    Rhode Island Port Auth & Econ Dev Corp
          Arpt Rev Ser A (FSA Insd)............... 7.000    07/01/14      1,696,485
                                                                       ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                    MARKET
 (000)                  DESCRIPTION                COUPON   MATURITY      VALUE
          SOUTH CAROLINA  4.0%
$4,575    South Carolina St Port Auth Port Rev
          (AMBAC Insd)............................ 6.750%   07/01/21   $  4,776,025
 4,575    South Carolina St Port Auth Port Rev
          (Escrowed to Maturity) (AMBAC Insd)..... 6.750    07/01/21      4,776,026
                                                                       ------------
                                                                          9,552,051
                                                                       ------------
          SOUTH DAKOTA  0.4%
 1,000    South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd).... 5.400    08/01/13        988,820
                                                                       ------------

          TEXAS  12.5%
 1,085    Brazos River Auth TX Johnson Cnty
          Surface (AMBAC Insd).................... 5.800    09/01/11      1,098,378
 5,000    Brazos River Auth TX Pollutn Ctl Rev
          Coll TX Util Elec Co Proj A (AMBAC
          Insd)................................... 6.750    04/01/22      5,227,250
 5,000    Brazos River Auth TX Pollutn Ctl Rev
          Coll TX Util Elec Co Proj B (FGIC
          Insd)................................... 6.625    06/01/22      5,211,900
 1,000    Brazos River Auth TX Pollutn Ctl Rev
          Coll TX Util Elec Co Proj C (FGIC
          Insd)................................... 6.700    10/01/22      1,045,510
 2,000    Dallas-Fort Worth, TX Intl Arpt Rev Ser
          A (FGIC Insd)........................... 5.750    11/01/30      1,902,260
 2,305    Harris Cnty, TX Hsg Fin Corp
          Multi-Family Hsg Rev Cypress Ridge Apts
          (FSA Insd).............................. 6.350    06/01/26      2,304,839
 2,000    Harris Cnty-Houston, TX Sports Auth Spl
          Rev Ser A (MBIA Insd)................... 5.000    11/15/25      1,729,700
 4,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (FGIC Insd)............................. 6.750    07/01/21      4,150,760
 1,800    Midland, TX Ctfs Oblig Arpt Sub Lien
          (FSA Insd).............................. 5.850    03/01/13      1,817,100
 3,285    Texas St Veterans Hsg Assistance (MBIA
          Insd)................................... 6.800    12/01/23      3,398,595
 2,000    Tyler, TX Hlth Fac Dev Corp Hosp Rev
          Mother Frances Hosp of Tyler (FGIC
          Insd)................................... 6.500    07/01/22      2,049,940
                                                                       ------------
                                                                         29,936,232
                                                                       ------------
          VIRGINIA  1.9%
 1,495    Harrisonburg, VA Redev & Hsg Auth
          Multi-Family Hsg Rev (FSA Insd)......... 6.200    04/01/17      1,505,091
 1,000    Richmond, VA (FSA Insd) (a)............. 5.125    01/15/08        986,560

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                    MARKET
 (000)                  DESCRIPTION                COUPON   MATURITY      VALUE
          VIRGINIA (CONTINUED)
$1,000    Richmond, VA (FSA Insd) (a)............. 5.250%   01/15/09   $    990,730
 1,000    Richmond, VA (FSA Insd) (a)............. 5.500    01/15/10      1,004,730
                                                                       ------------
                                                                          4,487,111
                                                                       ------------
          WASHINGTON  3.1%
 2,235    Grant Cnty, WA Pub Util Dist No 002
          Wanapum Hydro Elec Rev Second Ser D
          (AMBAC Insd)............................ 6.000    01/01/13      2,285,556
 1,770    Grant Cnty, WA Pub Util Dist No 002
          Wanapum Hydro Elec Rev Second Ser D
          (AMBAC Insd)............................ 6.250    01/01/17      1,816,852
 1,855    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D
          (AMBAC Insd)............................ 6.000    01/01/13      1,896,960
 1,460    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D
          (AMBAC Insd)............................ 6.250    01/01/17      1,498,646
                                                                       ------------
                                                                          7,498,014
                                                                       ------------
          GUAM  0.4%
 1,000    Guam Pwr Auth Rev Ser (AMBAC Insd)...... 5.250    10/01/34        899,140
                                                                       ------------

          PUERTO RICO  2.3%
 5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser Y (FSA Insd).................... 6.250    07/01/21      5,383,450
                                                                       ------------

TOTAL LONG-TERM INVESTMENTS  100.2%
  (Cost $234,563,051)...............................................    239,560,771
SHORT-TERM INVESTMENTS  1.5%
  (Cost $3,500,000).................................................      3,500,000
                                                                       ------------

TOTAL INVESTMENTS  101.7%
  (Cost $238,063,051)...............................................    243,060,771

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.7%).......................     (3,980,649)
                                                                       ------------
NET ASSETS  100.0%..................................................   $239,080,122
                                                                       ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corporation
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $238,063,051).......................  $243,060,771
Cash........................................................       339,491
Receivables:
  Interest..................................................     4,394,370
  Investments Sold..........................................     3,778,576
Other.......................................................        12,079
                                                              ------------
    Total Assets............................................   251,585,287
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    12,054,759
  Investment Advisory Fee...................................       119,923
  Administrative Fee........................................        39,974
  Income Distributions -- Common and Preferred Shares.......        35,900
  Affiliates................................................        10,604
Accrued Expenses............................................       133,022
Trustees' Deferred Compensation and Retirement Plans........       110,983
                                                              ------------
    Total Liabilities.......................................    12,505,165
                                                              ------------
NET ASSETS..................................................  $239,080,122
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares (Par value of $.01 per share, 100,000,000
  shares authorized, 3,600 issued with liquidation
  preference of $25,000 per share)..........................  $ 90,000,000
                                                              ------------
Common Shares (Par value of $.01 per share, with an
  unlimited number of shares authorized, 9,741,284 shares
  issued and outstanding)...................................        97,413
Paid in Surplus.............................................   143,720,454
Net Unrealized Appreciation.................................     4,997,720
Accumulated Undistributed Net Investment Income.............       607,284
Accumulated Net Realized Loss...............................      (342,749)
                                                              ------------
    Net Assets Applicable to Common Shares..................   149,080,122
                                                              ------------
NET ASSETS..................................................  $239,080,122
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($149,080,122 divided by
  9,741,284 shares outstanding).............................  $      15.30
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 7,375,358
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      712,461
Administrative Fee..........................................      237,487
Preferred Share Maintenance.................................      112,269
Legal.......................................................        6,370
Trustees' Fees and Related Expenses.........................        4,714
Custody.....................................................        2,646
Other.......................................................      116,713
                                                              -----------
    Total Expenses..........................................    1,192,660
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,182,698
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,090,480
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    6,163,973
  End of the Period:
    Investments.............................................    4,997,720
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,166,253)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $   (75,773)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,106,925
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended
October 31, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  6,182,698        $ 12,339,707
Net Realized Gain/Loss.............................      1,090,480          (1,433,235)
Net Unrealized Depreciation During the Period......     (1,166,253)        (16,739,217)
                                                      ------------        ------------
Change in Net Assets from Operations...............      6,106,925          (5,832,745)
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (4,821,936)         (9,631,079)
  Preferred Shares.................................     (1,758,547)         (2,675,166)
                                                      ------------        ------------
                                                        (6,580,483)        (12,306,245)
                                                      ------------        ------------

Distributions from Net Realized Gain:
  Common Shares....................................            -0-          (1,590,029)
  Preferred Shares.................................            -0-            (502,115)
                                                      ------------        ------------
                                                               -0-          (2,092,144)
                                                      ------------        ------------
Total Distributions................................     (6,580,483)        (14,398,389)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (473,558)        (20,231,134)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.....................................            -0-             670,625
                                                      ------------        ------------
TOTAL DECREASE IN NET ASSETS.......................       (473,558)        (19,560,509)
NET ASSETS:
Beginning of the Period............................    239,553,680         259,114,189
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $607,284
  and $1,005,069, respectively)....................   $239,080,122        $239,553,680
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                             SIX MONTHS
                                               ENDED
                                             APRIL 30,    ---------------------------
                                                2000       1999      1998      1997
                                             ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A)......................................   $15.353     $17.431   $17.008   $16.688
                                              -------     -------   -------   -------
  Net Investment Income....................      .635       1.268     1.276     1.297
  Net Realized and Unrealized Gain/Loss....     (.008)     (1.866)     .594      .581
                                              -------     -------   -------   -------
Total from Investment Operations...........      .627       (.598)    1.870     1.878
                                              -------     -------   -------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders............      .495        .990      .995     1.050
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................      .181        .275      .306      .293
  Distributions from Net Realized Gain:
    Paid to Common Shareholders............       -0-        .164      .113      .161
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................       -0-        .051      .033      .054
                                              -------     -------   -------   -------
Total Distributions........................      .676       1.480     1.447     1.558
                                              -------     -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD.........   $15.304     $15.353   $17.431   $17.008
                                              =======     =======   =======   =======

Market Price Per Share at End of the
  Period...................................   $14.250     $14.500   $17.750   $17.250
Total Investment Return at Market
  Price (b)................................     1.75%*    -12.42%     9.77%    15.04%
Total Return at Net Asset Value (c)........     2.96%*     -5.64%     9.27%     9.58%
Net Assets at End of the Period (In
  millions)................................   $ 239.1     $ 239.6   $ 259.1   $ 254.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**............     1.61%       1.56%     1.56%     1.57%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)...............................     5.98%       5.97%     5.65%     6.05%
Portfolio Turnover.........................       14%*        53%       66%       36%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares..............     1.00%       1.00%     1.01%     1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                             JANUARY 24, 1992
                                              (COMMENCEMENT
YEAR ENDED OCTOBER 31,                        OF INVESTMENT
------------------------------------------    OPERATIONS) TO
      1996      1995      1994      1993     OCTOBER 31, 1992
-------------------------------------------------------------
     $16.693   $14.883   $18.213   $15.278       $14.737
     -------   -------   -------   -------       -------
       1.323     1.340     1.351     1.365          .924
        .054     1.883    (3.150)    2.949          .340
     -------   -------   -------   -------       -------
       1.377     3.223    (1.799)    4.314         1.264
     -------   -------   -------   -------       -------
       1.050     1.050     1.050      .970          .525
        .332      .363      .301      .293          .198
         -0-       -0-      .146      .086           -0-
         -0-       -0-      .034      .030           -0-
     -------   -------   -------   -------       -------
       1.382     1.413     1.531     1.379          .723
     -------   -------   -------   -------       -------
     $16.688   $16.693   $14.883   $18.213       $15.278
     =======   =======   =======   =======       =======

     $16.125   $15.750   $13.500   $17.250       $14.500
       9.19%    24.96%   -15.57%    26.98%          .09%*
       6.53%    19.80%   -12.20%    26.75%         5.33%*
     $ 251.0   $ 250.6   $ 233.2   $ 265.2       $ 237.0
       1.60%     1.63%     1.57%     1.54%         1.51%
       5.99%     6.16%     6.33%     6.29%         6.08%
         35%       28%       26%       38%           90%*
       1.02%     1.03%     1.01%      .99%         1.01%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Insured Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $1,433,233 which will expire on October 31, 2007.

    At April 30, 2000, for federal income tax purposes, the cost of long and short-term investments is $238,063,051; the aggregate gross unrealized appreciation is $7,311,179 and the aggregate gross unrealized depreciation is $2,313,459 resulting in net unrealized appreciation on long- and short-term investments of $4,997,720.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSE The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $11,600 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2000 and October 31, 1999, paid in surplus related to common shares aggregated $143,720,454. Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
Beginning Shares..................................     9,741,284           9,701,930
Shares Issued Through Dividend Reinvestment.......           -0-              39,354
                                                       ---------           ---------
Ending Shares.....................................     9,741,284           9,741,284
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $35,928,398 and $50,716,300, respectively.

5. PREFERRED SHARES

The Trust has outstanding 3,600 Auction Preferred Shares ("APS") in two series of 1,800 shares each. Dividends are cumulative and the dividend rate is generally reset every 28 days for both series through an auction process. The dividend rate for Series A is currently reset every 28 days. However, effective with the auction on October 6, 1999, the dividend period for the Series B was extended through February 2, 2000. Following this extended dividend period, the Fund reverted to its normal 28 days reset period. The average rate in effect on April 30, 2000 was 4.0950%. During the six months ended April 30, 2000, the rates ranged from 3.380% to 4.250%.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date.

    In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date.

    If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR
INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.